UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2009

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On February 27, 2009, Lydall, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the fourth quarter and year ended December 31, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 2.06.	Material Impairments

On February 23, 2009 the Audit Committee of the Board of Directors of the Company concurred with the conclusion of management that certain carrying values of the Company’s goodwill and long-lived assets were impaired. The Company announced in the press release setting forth the Company’s financial results for the fourth quarter and year ended December 31, 2008, the recording of non-cash impairment charges of $17.4 million for the fourth quarter of 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Based on the current economic environment impacting industry conditions, including deterioration in the credit and financial markets, the Company’s actual results and forecasted operating performance and the Company’s market capitalization, which fell significantly below the recorded value of its consolidated net assets, the Company determined that goodwill impairment existed for the Company’s North American automotive (“NA Auto”) and Affinity® temperature control equipment (“Affinity”) reporting units. In addition, the Company concluded that certain long-lived assets at the Company’s Affinity business were also impaired.

The results of the Company’s goodwill impairment analysis indicated that there was no remaining implied fair value attributable to the Company’s NA Auto or Affinity goodwill. Accordingly, the Company wrote off all of the $12.2 million of NA Auto goodwill and all of the $4.2 million of Affinity goodwill in the fourth quarter of 2008 financial results. The Company also determined that the long-lived assets of the Affinity business were impaired by $1.0 million, which was also recorded in the financial results for the fourth quarter of 2008.

These impairment charges do not result in any current or future cash expenditures and do not adversely impact Lydall’s normal business operations or liquidity.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this report, as set forth below:

Exhibit Number	Exhibit Description
99.1	Press release, dated February 27, 2009, titled “Lydall Announces Financial Results for the Fourth Quarter and Year Ended December 31, 2008,” furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

February 27, 2009	By:	/s/ James V. Laughlan
James V. Laughlan Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated February 27, 2009, titled “Lydall Announces Financial Results for the Fourth Quarter and Year Ended December 31, 2008,” furnished herewith.